Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE RESIDENTIAL TRUST 1997-II
filed 1998-03-31
CIK 1053435

EXHIBIT 13
                             SERVICER'S CERTIFICATE


In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of February 28, 1997, The Money Store, Inc. reports the following information pertaining to Series Resid 1997-II, for the calendar year 1997:


   (IX)    Amount of Interest Received                            1,036,228.43


  (XIII)   Class "A-1" Remittance Amount
           (A) Current Interest Requirement                         280,652.17
           (B) Principal Distribution Amount                      1,350,423.40
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-1" REMITTANCE AMOUNT                    1,631,075.57

           Class "A-2" Remittance Amount:
           (A) Current Interest Requirement                          99,559.83
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-2" REMITTANCE AMOUNT                       99,559.83

           Class "A-3" Remittance Amount:
           (A) Current Interest Requirement                          70,246.81
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS "A-3" REMITTANCE AMOUNT                       70,246.81

           Class "A-4" Remittance Amount:
           (A) Current Interest Requirement                         102,731.50
           (B) Principal Distribution Amount
           (C) Carry Forward Amount
           (D) Monthly Advance for Bankruptcy
           TOTAL CLASS "A-4" REMITTANCE AMOUNT                      102,731.50

           Class A Remittance Amount:
           (A) Current Interest Requirement                         553,190.32
           (B) Principal Distribution Amount                      1,350,423.40
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS A REMITTANCE AMOUNT                        1,903,613.72

           Class M-1 Remittance Amount:
           (A) Current Interest Requirement                          87,807.30
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS M-1 REMITTANCE AMOUNT                         87,807.30

           Class M-2 Remittance Amount:
           (A) Current Interest Requirement                          90,055.81
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS M-2 REMITTANCE AMOUNT                         90,055.81

           Class M Remittance Amount:
           (A) Current Interest Requirement                          177,863.11
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS M REMITTANCE AMOUNT                          177,863.11

           Class B Remittance Amount:
           (A) Current Interest Requirement                          70,113.71
           (B) Principal Distribution Amount                              0.00
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL CLASS B REMITTANCE AMOUNT                           70,113.71

           Aggregated Remittance Amount:
           (A) Current Interest Requirement                         801,167.13
           (B) Principal Distribution Amount                      1,350,423.40
           (C) Carry Forward Amount                                       0.00
           (D) Monthly Advance for Bankruptcy                             0.00
           TOTAL REMITTANCE AMOUNT                                2,151,590.53

(XIX)     (A)  Servicing Fee for the Related Due Period              18,775.35
          (B) Contingency fee for the related due period             18,775.35
          (C) Amount to be deposited to the expense
                account - TRUSTEE                                     6,750.00
          (D) FHA Premium Account                                       970.55


By: /S/ HARRY PUGLISI
    Harry Puglisi
    Treasurer